Exhibit 10.24

AMENDMENT NO. 1
TO THE HYSTER-YALE GROUP, INC.
EXCESS RETIREMENT PLAN
(Amended and Restated Effective January 1, 2016)

Hyster-Yale Group, Inc. (the “Company”) hereby adopts this Amendment No. 1 to the Hyster-Yale Group, Inc. Excess Retirement Plan (Amended and Restated Effective January 1, 2016) (the “Plan”), to be effective as of January 1, 2018. Words used herein with initial capital letters which are defined in the Plan are used herein as so defined.

Section 1

Section 2.6 of the Plan is hereby amended in its entirety to read as follows:

“Section 2.6.    Employer shall mean the Company, Nuvera Fuel Cells, LLC and Bolzoni Auramo, Inc.”

Section 2

Section 2.8 of the Plan is hereby amended in its entirety to read as follows:

“Section 2.8    Fixed Income Fund shall mean the Vanguard Retirement Savings Trust III investment fund under the Profit Sharing Plan or any equivalent fixed income fund thereunder which is designated by the Company’s Retirement Funds Investment Committee as the successor thereto.”

Section 3

Section 3.2(c)(i) of the Plan is hereby amended in its entirety to read as follows:

“(i)    The Basic Excess 401(k) Benefits shall be determined by multiplying each Excess 401(k) Benefit by a fraction, the numerator of which is the lesser of the percentage of Compensation elected to be deferred in the deferral election form for such Plan Year or 6% and the denominator of which is the percentage of Compensation elected to be deferred; and”
Section 4

Section 3.2(c)(ii) of the Plan is hereby amended in its entirety to read as follows:

“(ii)    The Additional Excess 401(k) Benefits (if any) shall be determined by multiplying each Excess 401(k) Benefit by a fraction, the numerator of which is the excess (if any) of (1) the percentage of Compensation elected to be deferred in the deferral election form for such Plan Year over (2) 6%, and the denominator of which is the percentage of Compensation elected to be deferred.”

EXECUTED this 11th day of December, 2017.

HYSTER-YALE GROUP, INC.

By:    /s/ Suzanne S. Taylor
Suzanne S. Taylor
Title:    Senior Vice President,
General Counsel and Secretary